UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2023

VPC IMPACT ACQUISITION HOLDINGS II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40160	98-1576492
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Victory Park Capital Advisors, LLC 150 North Riverside Plaza, Suite 5200 Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 701-1777

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fourth of one redeemable warrant	VPCBU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	VPCB	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	VPCBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On March 3, 2023, VPC Impact Acquisition Holdings II, a Cayman Islands exempted company (the “Company”) announced that it will redeem all of its outstanding Class A ordinary shares on March 21, 2023 because the Company will not complete an initial business combination within the time period required by its Amended and Restated Memorandum and Articles of Association. A copy of such announcement is furnished as Exhibit 99.1 hereto.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01.	Other Events.

Because the Company will not be able consummate an initial business combination by March 9, 2023, pursuant to the Company’s Amended and Restated Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Class A ordinary shares of the Company, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (which interest shall be less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Class A ordinary shares of the Company, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Company’s Board of Directors, liquidate and dissolve, subject, in the case of clauses (ii) and (iii), to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

Based on the balance of the Company’s trust account as of March 1, 2023, which was $261,254,964.96, after retaining interest earned on the funds deposited in the trust account to pay $100,000 of dissolution expenses, the per-share redemption price for the public shares is expected to be approximately $10.21 (the “Redemption Amount”). All other costs and expenses associated with implementing the Company’s plan of dissolution will be funded from proceeds held outside of the trust account. The Company anticipates that (i) its public shares, as well as its publicly traded units and warrants, will cease trading as of the close of business on March 20, 2023 and (ii) the Redemption Amount will be paid on March 21, 2023 to holders of public shares of the Company outstanding at the close of business on March 20 2023 without any required action on their part, at which point such public shares shall be deemed canceled and will represent only the right to receive the Redemption Amount. Following such redemption, the Class A ordinary shares of the Company will no longer be outstanding and the Company’s warrants will expire in accordance with their terms upon the liquidation of the Company. Beneficial owners of the public shares held in “street name,” will not need to take any action in order to receive their pro rata portion of the Redemption Amount. Holders of registered public shares will need to present their respective shares to the Company’s transfer agent, Continental Stock Transfer & Trust Company, to receive their pro rata portion of the Redemption Amount. The Company has been advised that The Nasdaq Stock Market LLC will file a Form 25 with the United States Securities and Exchange Commission (the “SEC”) to delist the Company’s securities. Thereafter, the Company will file a Form 15 with the SEC to terminate the registration of its securities under the Exchange Act.

Forward Looking Statements

This report contains statements that constitute “forward-looking statements,” including with respect to the redemption of public shares. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk

Factors section of the Company’s Annual Report on Form 10-K filed with the SEC on March 29, 2022 and Quarterly Reports on Form 10-Q filed with the SEC on May 13, 2022, August 11, 2022 and November 10, 2022, and as those may be further amended and/or supplemented in subsequent filings with the SEC. Copies of such filings are available on the website of the SEC, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this report, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated March 3, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VPC Impact Acquisition Holdings II

By:	/s/ Gordon Watson
Name:	Gordon Watson
Title:	Co-Chief Executive Officer

Dated: March 3, 2023